SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities and Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant     [X]

Filed by Party other than the Registrant     [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
 [X]  Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant toss.240-11(c) orss.240.14a-12


                        Fortune Entertainment Corportaion
                        ---------------------------------
                (Name of Registrant as Specified in Its Charter)


                    William T. Hart - Attorney for Registrant
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] $500 per  each  party  to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3)

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)    Title of each class of securities to which transaction applies:

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2)    Aggregate number of securities to which transaction applies:

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3)          Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11:

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4)    Proposed maximum aggregate value of transaction:

            -----------------------------------------------------------------


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  [ ]       Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:

            -----------------------------------

2)    Form, Schedule or Registration No.:

            -----------------------------------

3)    Filing Party:

            -----------------------------------

4)    Date Filed:

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                        FORTUNE ENTERTAINMENT CORPORATION
                            333 Orville Wright Court.
                             Las Vegas, Nevada 89119
                                 (702) 614-6124
                              (702) 614-7114 - Fax


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 15, 2000

To the Shareholders:

      Notice is hereby given that a special meeting of the shareholders of Fortune Entertainment Corporation (the "Company") will be held at the Company's offices, 333 Orville Wright Court, Las Vegas, Nevada 89119 on August 15, 2000, at 10:00 A.M., for the following purpose:

      (1) To approve an amendment to the Company's Articles of Incorporation whereby the authorized capitalization of the Company will be increased to 40,000 shares of common stock; and to

            Transact such other business as may properly come before the meeting.

      The Board of Directors has fixed the close of business on July 28, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of July 28, 2000, there were 25,829,280 shares of the Company's common stock which were issued and outstanding.

                                    FORTUNE ENTERTAINMENT CORPORATION

July 31, 2000                       By  Doug Sanderson
                                         President


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                        FORTUNE ENTERTAINMENT CORPORATION
                            333 Orville Wright Court.
                             Las Vegas, Nevada 89119
                                 (702) 614-6124
                              (702) 614-7114 - Fax


                                 PROXY STATEMENT

                         Special Meeting of Shareholders
                          To Be Held on August 15, 2000

      The accompanying proxy is solicited by the Board of Directors of the Company for voting at a special meeting of shareholders to be held on August 15, 2000, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposal set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth on page one or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about July 31, 2000.

      Only the holders of the Company's common stock are entitled to vote at the meeting. Each share of common stock is entitled to one vote and votes may be cast either in person or by proxy. A quorum consisting of one-third of the shares entitled to vote is required for the meeting. The adoption of the proposal to increase the authorized capitalization of the Company will require the approval of shareholders owning a majority of the issued and outstanding shares of the Company's common stock. The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required to approve any other proposals to come before the meeting.

      Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the special meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will have the same effect as votes against the proposals to be considered at the meeting.

                             PRINCIPAL SHAREHOLDERS

      The following table sets forth, as of July 28, 2000, information with respect to the only persons owning beneficially 5% or more of the Company's outstanding common stock and the number and percentage of outstanding shares owned by each director and officer and by the Company's officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment power over his shares of common stock.



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                                        Number of               Percent of
Name and Address                       Shares (1)               Class (4)
----------------                      ------------            ------------

Douglas R. Sanderson                        --                     --
333 Orville Wright Court
Las Vegas, NV 89119

Roland M. Thomas                            --                     --
2700 East Sunset Road
Suite #39
Las Vegas, NV 89120

Robert V. Eberle                            --                     --
200 Walnut Street
Suite G
Saugus, MA 01906

Theodore Silvester, Jr.                 35,000 (2)                  *
144 Elm Street, 2nd floor
Suite 16
Biddeford, ME 04005

Dick Anagnost                          150,000                      *
730 Pine Street
Manchester, NH 03104-3108

William M. Danton                      995,000 (3)               3.9%
144 Elm Street, 2nd floor
Suite 16
Biddeford, ME 04005

Officers and Directors as a            185,000                      *
Group (5 persons)

*   Less than 1%

(1) Excludes shares issuable prior to September 30, 2000 upon the exercises of options granted to the following persons:

                       Shares Issuable
                        Upon Exercise       Option            Expiration
 Name                    of Option       Exercise Price     Date of Option

Douglas R. Sanderson      500,000           $0.20               4/30/10
Roland M. Thomas          200,000           $0.90               5/22/03
Robert Eberle                  --              --                    --
Theodore Silvester, Jr.   125,000           $0.90               5/22/03
Dick Anagnost                  --              --                    --
William M. Danton         250,000           $0.90               5/22/03


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(2)  Excludes 870,000 shares held by Team Rainbow,  Inc., a corporation in which
     Mr. Sylvester owns a 20% interest.
(3) Shares are registered in the name of WWT&T Ltd. Mr. Danton, a former officer and director of the Company, may be considered the beneficial owner of these shares.
(4) Computed without giving effect to any shares issuable upon the exercise of any warrants or options or upon the conversion of any promissory notes or other convertible securities.

                             OFFICERS AND DIRECTORS

      Name                    Age               Position

      Douglas R. Sanderson    54     President, Chief Executive Officer and a
                                     Director
      Roland M. Thomas        49     Chief Operating Officer
      Robert V. Eberle        46     Chief Financial Officer
      Theodore Silvester, Jr. 53     Vice President and a Director
      Dick Anagnost           43     Director

       Each director holds office until his successor is duly elected by the stockholders. Executive officers serve at the pleasure of the Board of Directors.

      The following sets forth certain information concerning the past and present principal occupations of Fortune's officers and directors.

     Douglas R. Sanderson has been the Company's President, Chief Executive Officer and a Director since June 2000. From June 1994 to March 1997 Mr.
Sanderson was President of the Gaming Division of Sega Enterprises, Inc. From March 1997 to May 2000 Mr. Sanderson was President of Sega Gaming Technology, Inc.

     Roland M. Thomas has been the Company's Chief Operating Officer since December 1998. Mr. Thomas has been involved in the management of product development, software, systems, technology project management and international corporate development for over 20 years. Between February 1996 and September 1998 Mr. Thomas was the Chief Executive Officer of Casino Software Corporation. Since August 1993 Mr. Thomas has also been the President of ERT Technology Corp.

      Robert V. Eberle has been the Company's Chief Financial Officer since July 1999. For the past 17 years Mr. Eberle has also been an attorney in private practice.

     Theodore Silvester, Jr. has been the Company's Vice President and a Director since July 1999. Between March 1994 and September 1997 Mr. Silvester was the director of sales and marketing for Professional Video Association, Inc., a corporation which was acquired by the Company in September 1997.

     Dick Anagnost has been a director of the Company since February 2000. Mr. Anagnost has been involved in all aspects of real estate development, management and finance since 1979.

     Douglas R. Sanderson, Roland Thomas, and Theodore Silvester, Jr. devote substantially all of their time on the Company's business. Robert Eberle devotes approximately 50% of his time to the Company's affairs. Dick Anagnost, as a director, devotes only a minimal amount of time to the Company.

Change in Management

      Beginning in December 1998 the management of the Company changed. The following provides certain information concerning the dates of service of the former and present management of the Company.

                                                                Periods of
Name                           Position                           Service

David B. Jackson          President and a Director             8/97 to 12/98

D. Bruce Horton           Chief Financial Officer,             8/97 to 7/99
                          Secretary and Director

William M. Danton         President and a Director             12/98 to 6/00

Roland M. Thomas          Chief Operating Officer              Since 12/98

Robert V. Eberle          Chief Financial Officer              Since 7/99

Theodore Silvester, Jr.   Vice President and a Director        Since 7/99

Dick Anagnost             Director                             Since 2/2000

Douglas R. Sanderson      President, Chief Executive           Since 6/2000
                          Officer and a Director

Compensation

                                 Proposed                Time to be Devoted
Name                         Compensation             To Company's Business

Douglas R. Sanderson          $ 200,000                       100%
Roland M. Thomas              $  90,000                       100%
Robert V. Eberle              $  45,000                        50%
Theodore Silvester, Jr.       $  90,000                       100%

PROPOSAL TO INCREASE THE COMPANY'S AUTHORIZED CAPITALIZATION

      The Company has an authorized capitalization of 30,000,000 share of common stock and 5,000,000 shares of preferred stock. As of July 28, 2000 the Company had 25,829,280 outstanding shares of common stock. The Company has also issued options, warrants and other convertible securities which as of July 28, 2000, allow the holders of such securities to acquire up to 3,143,333 additional shares of the Company's common stock. Since the number of common shares which the Company is authorized to issue is presently fixed at 30,000,000 shares, the Company's Board of Directors has adopted a proposal, subject to shareholder approval, to increase the authorized capitalization of the Company to 40,000,000 shares of common stock.

      If the proposal to increase the authorized shares of the Company's common stock is adopted, the Company's authorized capitalization will still include 5,000,000 shares of preferred stock. The Company's Board of Directors will have the authority to divide the Preferred Stock into series and, within the limitations provided by statute, to fix by resolution the voting power, designations, preferences, and relative participation, special rights, and the qualifications, limitations or restrictions of the shares of any series so established. As the Board of Directors has authority to establish the terms of, and to issue, the Preferred Stock without shareholder approval, the Preferred Stock could be issued to defend against any attempted takeover of the Company.

      The Company's Board of Directors has adopted this proposal because it believes that the increased number of authorized shares is necessary to enable the Company to raise additional capital. Additionally, the Board of Directors believes that the increased number of authorized shares is necessary for the Company to be able to attract and retain key personnel required to further the Company's business interests.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

      The Company's Annual Report on Form 10-KSB for the year ending December 31, 1999 will be sent to any shareholder of the Company upon request. Requests for a copy of this report should be addressed to the Secretary of the Company at the address provided on the first page of this proxy statement.

                              SHAREHOLDER PROPOSALS

      Any shareholder proposal which may properly be included in the proxy solicitation material for the next annual meeting of shareholders must be received by the Secretary of the Company not later than March 31, 2001. Shareholder proposals received after that date will not be included in the proxy statement relating to the Company's next annual meeting of its shareholders.

                                     GENERAL

      The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company including any additional solicitation made by letter, telephone or other means. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense.

      Management of the Company does not intend to present and does not have reason to believe that others will present any other items of business at the Special Meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

      Please complete, sign and return the enclosed proxy promptly. No postage is required if mailed in the United States.

                        FORTUNE ENTERTAINMENT CORPORATION
               This Proxy is Solicited by the Board of Directors

      The undersigned stockholder of the Company, acknowledges receipt of the Notice of the Special Meeting of Stockholders, to be held August 15, 2000, 10:00 A.M. local time, at 333 Orville Wright Court, Las Vegas, Nevada 89119, and hereby appoints Douglas Sanderson or Roland Thomas, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said Special Meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The above named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

    (1) To approve an amendment to the Company's Articles of Incorporation whereby the authorized capitalization of the Company will be increased to 40,000,000 shares of common stock and 5,000,000 shares of preferred stock.

                         ___      ___          ___
                        /__/ FOR /__/ AGAINST /__/ ABSTAIN

      To transact such other business as may properly come before the meeting.


      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEM 1.

                                    Dated this      day of              , 2000.

                                           ---------------------------
                                              (Signature)


                                          ----------------------------
                                              (Signature)

                                       Please  sign your
                                       name  exactly as it appears on your stock
                                       certificate.  If shares are held jointly,
                                       each  holder   should  sign.   Executors,
                                       trustees, and other fiduciaries should so indicate when signing.

                                       Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.